EXHIBIT 99.4

Equity One 2002-3
Term Sheet

Class B-1

Balance              8,775   Delay                24
Coupon          at pricing   Dated          5/1/2002
Settle           6/14/2002   First Payment 6/25/2002
100% PPC, 10% Call

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Lag                6 month
Recoveries             40%
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                8.0 CDR      8.1 CDR     8.2 CDR    8.3 CDR     8.4 CDR     8.5 CDR    8.6 CDR     9.0 CDR
Price            Yield        Yield       Yield      Yield       Yield       Yield      Yield       Yield
100              6.944        6.766       5.98       5.151       4.282       3.365      2.392      -2.674

WAL               6.49        6.74        6.92        7.05       7.13        7.17        7.16       6.68
Mod Durn          5.01        5.15        5.26        5.37       5.48        5.58        5.67       5.86
Mod Convexity    0.326        0.343       0.357      0.371       0.384       0.398      0.412       0.448
Tot Coll Loss   43,562,680  44,128,871  44,695,627 45,262,950  45,830,840  46,399,298 46,968,327  49,397,368


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Lag                6 month
Recoveries             50%
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                9.0 CDR      9.1 CDR     9.5 CDR    9.6 CDR     9.7 CDR     9.8 CDR    9.9 CDR     10 CDR
Price            Yield        Yield       Yield      Yield       Yield       Yield      Yield       Yield
100              6.929        6.93        6.942      6.944       6.911       6.265      5.588       4.882

WAL               5.41        5.49         6.3        6.52       6.73        6.91        7.04       7.13
Mod Durn          4.3         4.35        4.88        5.02       5.16        5.25        5.34       5.43
Mod Convexity    0.247        0.252       0.312      0.328       0.344       0.356      0.368       0.379
Tot Coll Loss   41,164,478  41,642,482  43,559,314 44,039,735  44,520,643  45,002,040 45,483,927  45,966,303


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Lag                6 month
Recoveries             60%
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                12.0 CDR    12.1 CDR    12.2 CDR    12.3 CDR   12.4 CDR    12.5 CDR    12.7 CDR    13 CDR
Price            Yield        Yield       Yield      Yield       Yield       Yield      Yield       Yield
100              6.944        6.946       6.626      6.096       5.544       4.972      3.766       1.762

WAL               6.52        6.69        6.85        6.98       7.08        7.15        7.24       7.21
Mod Durn          5.02        5.13        5.22        5.29       5.37        5.44        5.58       5.77
Mod Convexity    0.328        0.341       0.352      0.361       0.371       0.38       0.399       0.427
Tot Coll Loss   44,574,749  44,969,085  45,363,833 45,758,992  46,154,565  46,550,553 47,343,768  48,536,717


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Lag                6 month
Recoveries             70%
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                16.0 CDR    16.1 CDR    16.2 CDR    16.3 CDR   16.4 CDR    16.5 CDR    16.7 CDR    17 CDR
Price            Yield        Yield       Yield      Yield       Yield       Yield      Yield       Yield
100              6.945        6.947       6.849      6.452       6.043       5.624       4.75       3.345

WAL               6.59        6.73        6.86        6.97       7.07        7.15        7.26       7.33
Mod Durn          5.07        5.15        5.23        5.29       5.35         5.4        5.52       5.67
Mod Convexity    0.334        0.344       0.354      0.361       0.369       0.376      0.391       0.413
Tot Coll Loss   45,640,842  45,950,228  46,259,292 46,568,694  46,878,435  47,188,516 47,809,701  48,744,046

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Serkan Erikci
Wachovia Securities
Corporate & Investment Banking
serkan.erikci@wachovia.com
(704) 715-1263